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                                                                      EXHIBIT 21

                           SUBSIDIARIES OF REGISTRANT

                                              STATE OF INCORPORATION OR
             NAME OF SUBSIDIARY                       FORMATION
-------------------------------------------   -------------------------
Arizona NewsChannel, L.L.C.                   Delaware
Cox @Home, Inc.                               Delaware
Cox Animal Planet, Inc.                       Delaware
Cox Arizona Telcom, L.L.C.                    Delaware
Cox Arkansas Telcom, L.L.C.                   Delaware
Cox Business Services, Inc.                   Delaware
Cox Business Services, L.L.C.                 Delaware
Cox California Telcom, L.L.C. (formerly Cox
     California Telcom II, L.L.C.)            Delaware
Cox Colorado Telcom, L.L.C.                   Delaware
Cox Communications EBD Holdings, Inc.         Delaware
Cox Communications E.T.E., Inc.               Delaware
Cox Communications Florida (Partnership)
     (formerly Cox Cable New York)            New York
Cox Communications Gulf Coast, L.L.C.         Delaware
Cox Communications Hampton Roads, L.L.C.      Delaware
Cox Communications Holdings, Inc.             Delaware
Cox Communications Kansas, L.L.C.             Delaware
Cox Communications Las Vegas, Inc.            Delaware
Cox Communications LLC Management, Inc.       Delaware
Cox Communications Louisiana, L.L.C.          Delaware
Cox Communications NCC, Inc.                  Delaware
Cox Communications New York City, Inc.        New York
Cox Communications Omaha, L.L.C.              Delaware
Cox Communications Payroll, Inc.              California
Cox Communications Pensacola, L.L.C.          Delaware

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
                                                                       STATE OF INCORPORATION OR
                        NAME OF SUBSIDIARY                                      FORMATION
------------------------------------------------------------------     -------------------------
Cox Communications Shopping Services, Inc.                             Delaware
Cox Communications Technology, L.L.C.                                  Delaware
Cox Communications Telecom, Inc.                                       Virginia
Cox Connecticut Telcom, L.L.C.                                         Delaware
Cox Consumer Information Network, Inc.                                 Delaware
Cox DC Radio, Inc.                                                     Delaware
Cox District of Columbia Telcom, L.L.C.                                Delaware
Cox Fibernet Oklahoma, L.L.C.                                          Delaware
Cox Fibernet Virginia, Inc.                                            Delaware
Cox Florida Cable Partners                                             Florida
Cox Florida Telcom, L.P. (1% Member -- Cox Telcom Partners, Inc.,
     general partner; 99% Member -- CoxCom, Inc., limited partner)     Delaware
Cox Georgia Telcom, L.L.C.                                             Delaware
Cox Government Services, Inc.                                          Delaware
Cox Idaho Telcom, L.L.C.                                               Delaware
Cox Iowa Telcom, L.L.C.                                                Delaware
Cox Kansas Telcom, L.L.C.                                              Delaware
Cox Louisiana Telcom, L.L.C.                                           Delaware
Cox Maryland Telcom, L.L.C.                                            Delaware
Cox Media, L.L.C.                                                      Delaware
Cox Mississippi Telcom, L.L.C.                                         Delaware
Cox Missouri Telcom, L.L.C.                                            Delaware
Cox Nebraska Telcom, L.L.C.                                            Delaware
Cox Nevada Telcom, L.L.C.                                              Delaware
Cox New Mexico Telcom, L.L.C.                                          Delaware
Cox North Carolina Telcom, L.L.C.                                      Delaware
Cox Ohio Telcom, L.L.C.                                                Delaware
Cox Oklahoma Telcom, L.L.C.                                            Delaware
Cox Rhode Island Telcom, L.L.C.                                        Delaware

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
                                                                       STATE OF INCORPORATION OR
                        NAME OF SUBSIDIARY                                      FORMATION
------------------------------------------------------------------     -------------------------
Cox San Diego SPE, L.L.C.                                              Delaware
Cox Southwest Holdings, L.P.                                           Texas
Cox Southwest Interests, L.L.C.                                        Texas
Cox Southwest Partner Holdings, L.L.C.                                 Delaware
Cox Telcom Partners, Inc.                                              Delaware
Cox Texas Telcom, L.P. (1% Member -- Cox Telcom Partners, Inc.,
     general partner; 99% Member -- CoxCom, Inc., limited partner)     Delaware
Cox Trust I                                                            Delaware
Cox Virginia Telcom, Inc.                                              Virginia
CP Arizona I, LLC                                                      Delaware
CP Arizona II, LLC                                                     Delaware
CP Nevada, LLC                                                         Delaware
Hospitality Network, Inc.                                              Nevada
Kansas NewsChannel, L.L.C.                                             Delaware
Local News on Cable, L.L.C.                                            Virginia
MAS ARIZONA, L.L.C.                                                    Delaware
Mid-Kansas, Inc.                                                       Kansas
News Channel 15, L.L.C.                                                Delaware
News Channel, L.L.C.                                                   Oklahoma
PrimeTel of Nevada                                                     Nevada
Rhode Island News Channel, L.L.C.                                      Delaware
TCA Communications, L.L.C.                                             Texas
TMJV, LLC                                                              Delaware
Tulsa Cable News, L.L.C.                                               Oklahoma
WOWT/Cox News Channel, L.L.C.                                          Delaware
CoxCom, Inc.                                                           Delaware
Double C Technologies, LLC (Membership Interest, Cox                   Delaware
         Communications Technology, L.L.C. - 33.3%;Comcast
         STB  Software LIB, L.L.C. - 66.67%, managing member)
TCA Cable Partners (Cox Southwest Holdings, L.P. - 75% interest;       Delaware
         Cox Southwest Interests, L.L.C. - 25% interest)
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

CoxCom, Inc., a Delaware corporation, operates and owns the assets relating to the cable television systems and other businesses doing business under the following names:

                           d/b/a Cox Business Services
                                     Arizona
                                   California
                                   Connecticut
                                     Florida
                                      Idaho
                                    Louisiana
                                    Missouri

                            d/b/a Cox Communications
                                     Arizona
                                   California
                                   Connecticut
                                      Idaho
                                    Missouri

                     d/b/a Cox Communications Middle America
                                    Arkansas
                                      Idaho
                                    Missouri
                                    Oklahoma

                        d/b/a Cox Communications Arizona
                      d/b/a Cox Communications Bakersfield
                     d/b/a Cox Communications Cleveland Area
                     d/b/a Cox Communications Central Coast
                     d/b/a Cox Communications Desert Valley
                   d/b/a Cox Communications Gainesville/Ocala
                        d/b/a Cox Communications Humboldt
                       d/b/a Cox Communications Louisiana
                      d/b/a Cox Communications New England
                     d/b/a Cox Communications North Carolina
                   d/b/a Cox Communications Northern Virginia
                     d/b/a Cox Communications Oklahoma City
                         d/b/a Cox Communications Omaha
                     d/b/a Cox Communications Orange County
                      d/b/a Cox Communications Palos Verdes
                        d/b/a Cox Communications Phoenix
                        d/b/a Cox Communications Roanoke
                       d/b/a Cox Communications San Diego
                     d/b/a Cox Communications Santa Barbara
                      d/b/a Cox Communications Sierra Vista
                         d/b/a Cox Communications Tucson
                         d/b/a Cox Communications Tulsa